UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06665

T. Rowe Price Mid-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Report to Shareholders

Mid-Cap Growth Fund	December 31, 2015

The views and opinions in this report were current as of December 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Mid-cap growth stocks were roughly flat in 2015, but we are pleased to report that our fund fared significantly better and offered a good return—if somewhat modest in comparison with its robust gains in recent years. One reason for our solid performance was that investors began to turn their attention toward the solidly—but not spectacularly—growing companies that have long been our focus. While slowing economic growth in China and plunging commodity prices triggered an industrial recession, U.S. consumers provided an offset. We will discuss below the challenges and opportunities this may create for our investment approach in the coming year.

The Mid-Cap Growth Fund returned 6.56% in the 12 months ended December 31, 2015, with modest losses in the second half of its fiscal year detracting slightly from earlier returns. (Returns for Advisor and R Class shares were lower due to their different fee structures.) The fund’s losses in the second half were much smaller than those of our benchmark and peer group, however, which widened our performance advantage for the year. The fund remained favorably ranked relative to its competitors over all time periods and is the top-ranked fund of its kind since its inception in 1992. (Based on cumulative total return, Lipper ranked the Mid-Cap Growth Fund 3 of 397, 12 of 342, 12 of 313, 7 of 221, and 1 of 17 funds in the mid-cap growth funds category for the 1-, 3-, 5-, and 10-year and since-inception periods ended December 31, 2015, respectively. Past performance cannot guarantee future results.)

Inflection points in the market are often visible only in hindsight, but it has become increasingly clear that the market meltdown in early August signaled the end of roughly four years of broad and easy market gains. Investors entered the summer on edge about the abrupt slowdown in the Chinese economy—the world’s second largest, but the leading consumer of commodities and an outsized source of profit growth for many global firms. A string of poor manufacturing data out of China suggested that officials were having a difficult time managing a “soft landing” as they tried to finesse a transition to an economy focused on domestic consumption instead of exports. Global markets began their descent on August 11, following China’s surprise announcement that it was devaluing the yuan—a move that struck us and many others as a ham-fisted attempt to boost the country’s export competitiveness.

Worries over falling Chinese industrial demand accentuated the decline in oil prices that had begun late in 2014. To a large extent, the reverse oil shock was also the result of traders’ growing realization that global supplies were not declining as quickly as hoped. While U.S. shale producers cut back sharply on operating rigs, swelling global oil supplies forced producers to begin storing the surplus on ocean tankers. Meanwhile, OPEC refused to cut its own production, opting to maintain market share over higher prices. The decline in the price of oil and other commodities took a large toll on the shares of energy and materials firms, but the dire signals about global growth from “Dr. Copper” and its colleagues also weighed on sentiment. Stocks declined through August, and the mid-cap indexes dropped into correction territory.

For a while, it appeared that the U.S. Federal Reserve might once again ride to the rescue, prompting a stock market rebound in late September and October. Policymakers chose not to raise short-term interest rates at their September meeting, citing global financial concerns as one of the reasons for the delay. Many began to hope that the Fed would kick the can further down the road and postpone any increase until 2016, but stocks fell back again as solid U.S. employment reports and statements from Fed officials made it increasingly likely that they would raise rates in December.

In fact, the Fed did increase the federal funds target rate for the first time in nearly a decade on December 16—at least three years too late, in our opinion. What did the delay accomplish? As frequent readers of our letters know, we believe that the Fed’s decision not to normalize monetary policy once the unemployment rate had declined nourished a range of mini bubbles—in fine art, Miami Beach condos, and certain parts of the stock market, among other places. Ironically, it has become clear that the Fed’s easy money policies also fueled massive overinvestment in the U.S. oil patch—the consequences of which are now apparent in plunging energy profits and looming bankruptcies.

While energy firms were the standout losers in 2015, profit growth stalled across much of the economy. The final tally is not in as we write, but it appears likely that profits grew minimally, if at all, during the year, the worst stretch of performance since the aftermath of the financial crisis. With profits and revenues flat in much of the economy, investors continued at first to flock to the few companies able to demonstrate healthy, double-digit expansion in revenues, users, or any other metric that could catch attention. The year 2015 will be remembered as the year of the FANG (because of the strong performance of Facebook, Amazon.com, Netflix, and Google), but lesser-known fast growers also saw their shares flourish for much of the year. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Investors seemed to turn a bit more circumspect late in the period, however. This was particularly true in the highflying biotechnology sector, where the misdeeds of the “pharma-bro” Martin Shkreli brought attention to drug price gouging, and where a Silicon Valley start-up’s miraculous new technology for conducting 200 blood tests on a single chip turned out to be too good to be true. Suddenly, it appeared that venture capitalists in the Valley were not returning as many calls. This imperiled the future supply of another hallmark of the age— “unicorns,” or privately held firms valued at more than $1 billion. The public equity market for upstarts also became somewhat less exciting, as the poor reception given to some initial public offerings led other companies to delay their own debuts.

As enthusiasm waned a bit, and froth subsided in parts of the market, investors gravitated to steady but slower-growing companies in the mid-cap universe, as previously mentioned. The overall market retained its growth tilt, however, and mid-cap growth stocks widened the lead they have maintained over value shares in recent years. Mid- and small-caps trailed large-caps, however, as investors also turned their focus toward larger-cap growers—a trend we would not be surprised to see continue in the coming year.

PORTFOLIO REVIEW

Given the market’s narrow leadership and modest performance in 2015, it is gratifying to observe that we experienced gains in eight of our 10 portfolio sectors. Health care stocks—and biotechnology shares, in particular—provided the largest boost to our performance. We mentioned the strong results of Pharmacyclics and Hospira in our midyear letter, and Alkermes joined them as a leading contributor late in the year after the FDA approved its long-acting drug for schizophrenia. We have been trimming our overall exposure to biotechnology firms after their significant outperformance over the past couple of years, focusing instead on health care equipment and supplies. We benefited from good results at Teleflex, which provides single-use supplies for surgical theaters, but had a notable disappointment in contact lens supplier Cooper Companies, which is experiencing greater competition in its profitable daily use lenses.

Our significant information technology investments also contributed positively to results. We noted the strong performance of IT services firms Global Payments and Fiserv in our last report, as well as the good results of Linux software provider Red Hat. Our top contributor for both the segment and the fund overall emerged in the second half of the year, however. VeriSign is an Internet infrastructure company that serves as the monopoly operator of the .com and .net domain name registry and sells SSL certificates that enable secure online transactions. The company reported results that exceeded most investors’ expectations in the third quarter, driven in part by a surge in demand from China. Generally, these types of services stocks have been beneficiaries of investors’ newfound appreciation for growth “plodders”—companies able to grow in the low double digits. While this is precisely the kind of company we generally favor, we have been trimming some of these positions of late as valuations have risen to levels above what we consider normal. In particular, Global Payments was one of our largest sales in the second half of the year. Rackspace Hosting was another large sale, although our timing was not as fortunate. The company’s server business has suffered from competition from both Amazon Web Services and Microsoft’s Azure business—both of which offer economies of scale that Rackspace cannot match.

China’s slowdown and the related plunge in the price of energy and other commodities dragged the global industrial sector into recession in 2015. Recent U.S. manufacturing activity and industrial output data suggest that the sector is contracting, and a peak in auto sales and production appears to be dimming the industrial sector’s sole recent bright spot. Our longtime shareholders know that industrial companies have always been a focus of our fund, as many of them are durable growers that are underappreciated by the market. Although our overweight in the segment weighed slightly on results in 2015, our shift toward services and domestically oriented firms and away from companies exposed to China and global commodities demand helped our returns considerably. We experienced good returns from professional services firms Equifax, Verisk Analytics, and ManpowerGroup, which helped compensate for losses from railroad Kansas City Southern and several other transportation firms reliant on moving commodities and industrial supplies. Our top contributor in the segment blurs the line between the technology and the industrial sectors—Acuity Brands capitalized on the strong growth of LED lighting in commercial settings and is developing automated LED lights that promise to monitor store traffic and airport activity and provide many other smart functions.

Favorable stock selection also boosted our results in the consumer discretionary sector—and provided our one encounter with FANG. We had held Netflix since 2011, and the stock’s more than tenfold gain since our purchase has contributed to our results over the last several years and in the first half of the year. As we mentioned in our last letter, we began trimming our position last spring and sold the rest of it in the second half of the year. We had mixed results when it came to retailers serving the car market. Aftermarket retailer O’Reilly Automotive was a top contributor after it beat earnings expectations, helped by cheap gas and low unemployment, which is resulting in more miles driven and increased car maintenance. Competitor AutoZone also performed well. Used car superstore chain CarMax fell and was our leading detractor over the past six months after reporting disappointing earnings against a challenging year-over-year comparison, but we believe its future remains bright.

Finally, we should mention the extraordinarily negative performance of the energy sector, despite its small weighting in both the fund and the index. We do not believe that we have seen the bottom in the sector yet, and we eliminated roughly half of our holdings in the past year—while price declines took our allocation down further (see the Sector Diversification table on page 5). Oil and gas firms Range Resources, CONSOL Energy (both of which we have eliminated), and EQT were among our leading detractors for the year. The implosion in the sector also impacted Colfax, a supplier of fluid control systems to the oil and gas industry and our most significant detractor in 2015. The company’s exposure to emerging markets and heavy industry also hurt the stock. We are maintaining our investment in part based on our faith in the acumen of its chairman, who was also the founder of Danaher, one of our most successful long-time holdings. We believe personal knowledge of managers is one of the elements of our investment success, and we place great emphasis on our interactions with executive teams as part of our fundamental investment process.

INVESTMENT STRATEGY AND OUTLOOK

In our letter a year ago, we mused that 2015 might be the year that had been envisioned in “Back to the Future Part II,” but that we did not yet have hoverboards. In fact, it turns out that hoverboards—at least wheeled versions—did arrive last year. Unfortunately, as many holiday recipients discovered, if they did not send you to the emergency room with a fractured wrist, their exploding batteries might also pose a threat.

Indeed, the broader lesson from 2015 might be this: Be careful what you wish for. There is no doubt that much could be said of $30 oil, for example. Few Americans paying $75 to fill up their SUVs just a couple of years ago would have imagined that cheap oil would be anything but a stroke of good fortune for the U.S. economy. And who would have worried about reduced demand from China when the major worry was the global race for scarce resources? As with fears of a rising Japan in the 1970s and 1980s, concerns over ravenous demand from China now seem quaintly misplaced.

Instead of an unalloyed blessing, the plunge in energy prices has taken a large slice out of corporate profits, removed the United States’ single most important source of high-wage industrial job growth, and opened up a new threat to credit markets through the potential default of high yield energy bonds and distressed conditions affecting emerging markets borrowers. Cheap oil and gas are also setting back investment in alternative energy, although to what extent they will undermine recent technological progress is unclear. To be sure, the decline has also benefited consumers who are not only reveling in cheap gas but also enjoying lower air fares and heating bills. To date, however, consumers appear to be saving rather than spending most of the energy windfall. The benefits of cheap energy will eventually flow through to the consumer segment of the U.S. economy, but they will not come as quickly as the pain already experienced in the oil patch.

Instead of a tug-of-war between the weakening global industrial economy and the sturdy U.S. consumer, it may be helpful to view the two as tied together with one hanging over a cliff. Will the consumer be able to pull the industrial economy up over the edge, or will the industrial sector drag the consumer over? We are reasonably confident that the happier scenario will occur, and we have recently begun nibbling at some beaten-down industrial shares. We are also being patient with or even adding to some underperforming retailing holdings, which we expect will fare better as consumers gain more confidence.

While a favorable outcome would likely be more beneficial for stock prices, either scenario may offer opportunities for long-term and patient investors. Indeed, the stock declines in recent weeks (which have been dramatic since the end of our reporting period) have made the valuations of some favored companies more interesting—if not yet compelling. We will continue to monitor a wide range of companies for such opportunities, and look forward to reporting to you on the results of our search in six months.

Respectfully submitted,

Brian W.H. Berghuis
President of the fund and chairman of its Investment Advisory Committee

John F. Wakeman
Executive vice president of the fund

January 20, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as defined by Lipper Inc.

Price-to-book ratio: A valuation measure that compares a stock’s market price with its book value; i.e., the company’s net worth divided by the number of outstanding shares.

Russell Midcap Growth Index: An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Value Index: An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecast growth values.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/15
Fiserv	2.4%
Norwegian Cruise Line Holdings	1.8
VeriSign	1.8
Textron	1.7
Alkermes	1.7
CarMax	1.6
Intuitive Surgical	1.6
Roper Technologies	1.5
AutoZone	1.5
IHS	1.4
O'Reilly Automotive	1.4
T-Mobile US	1.4
Red Hat	1.4
FNF	1.4
Equifax	1.4
Teleflex	1.3
IDEX	1.3
Henry Schein	1.3
Willis Towers Watson	1.3
MSCI	1.2
DENTSPLY International	1.2
Agilent Technologies	1.2
Dollar General	1.2
Intercontinental Exchange	1.1
Microchip Technology	1.1
Total	36.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/15

Best Contributors		Worst Contributors	
VeriSign	40¢	CarMax	-28¢
Global Payments	26	EQT	-28
Alkermes	25	Colfax	-26
Fiserv	20	Cooper Companies	-26
Vantiv	18	DigitalGlobe	-20
Acuity Brands	17	Range Resources*	-19
DENTSPLY International	15	Akamai Technologies	-19
MSCI	15	PVH	-16
O'Reilly Automotive	15	Envision Healthcare Holdings	-14
Equifax	14	Whitewave Foods	-14
Total	205¢	Total	-210¢

12 Months Ended 12/31/15

Best Contributors		Worst Contributors	
VeriSign	48¢	Colfax	-32¢
Global Payments	47	CarMax	-29
Altera*	47	Kansas City Southern	-28
Fiserv	46	DigitalGlobe	-25
Hospira*	44	Range Resources*	-24
Netflix*	37	Rackspace Hosting*	-24
Acuity Brands	36	EQT	-21
Pall*	35	CONSOL Energy*	-21
Alkermes	34	Akamai Technologies	-17
MSCI	34	Cooper Companies	-16
Total	408¢	Total	-237¢

*Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 94.4%		
CONSUMER DISCRETIONARY 16.9%		
Auto Components 0.9%		
Borg-Warner	5,000,000	216,150
		216,150
Automobiles 0.7%		
Ferrari (1)(2)	1,100,000	52,800
Harley-Davidson	1,900,000	86,241
Tesla Motors (2)	180,000	43,202
		182,243
Diversified Consumer Services 0.5%		
ServiceMaster Global Holdings (2)	2,896,661	113,665
		113,665
Hotels, Restaurants & Leisure 5.3%		
Aramark	4,500,000	145,125
Chipotle Mexican Grill (2)	65,000	31,190
Choice Hotels International (3)	3,000,000	151,230
Marriott, Class A	3,500,000	234,640
MGM Resorts International (2)	5,200,000	118,144
Norwegian Cruise Line Holdings (2)	7,600,000	445,360
Royal Caribbean Cruises	1,750,000	177,118
		1,302,807
Household Durables 0.4%		
Harman International	1,000,000	94,210
		94,210
Internet & Catalog Retail 0.5%		
TripAdvisor (2)	1,500,000	127,875
		127,875

Multiline Retail 1.2%		
Dollar General	4,000,000	287,480
		287,480
Specialty Retail 6.0%		
AutoZone (2)	500,000	370,955
CarMax (2)	7,500,000	404,775
L Brands	2,250,000	215,595
Michaels (2)	6,250,000	138,187
O'Reilly Automotive (2)	1,400,000	354,788
		1,484,300
Textiles, Apparel & Luxury Goods 1.4%		
Hanesbrands	8,250,000	242,797
PVH	1,250,000	92,063
		334,860
Total Consumer Discretionary		4,143,590
CONSUMER STAPLES 2.7%		
Food & Staples Retailing 1.4%		
Rite Aid (2)	15,000,000	117,600
Sprouts Farmers Market (2)	5,000,000	132,950
Whole Foods Market	2,500,000	83,750
		334,300
Food Products 1.3%		
Blue Buffalo Pet Products (2)	542,400	10,148
Keurig Green Mountain	500,000	44,990
TreeHouse Foods (2)	1,250,000	98,075
Whitewave Foods, Class A (2)	4,500,000	175,095
		328,308
Total Consumer Staples		662,608

WeWork, Class A, Acquisition Date: 12/9/14 – 5/26/15 Cost $10,371 (2)(3)(4)(5)	687,360	22,607
		262,397
Total Financials		2,670,325
HEALTH CARE 18.7%		
Biotechnology 4.0%		
Alkermes (2)	5,250,000	416,745
Alnylam Pharmaceuticals (2)	500,000	47,070
Baxalta	5,250,000	204,907
Incyte (2)	1,750,000	189,788
Vertex Pharmaceuticals (2)	1,000,000	125,830
		984,340
Health Care Equipment & Supplies 6.8%		
Cooper Companies	1,850,000	248,270
DENTSPLY International	5,000,000	304,250
Hologic (2)	3,250,000	125,742
IDEXX Laboratories (2)	2,500,000	182,300
Intuitive Surgical (2)	700,000	382,312
Teleflex (3)	2,500,000	328,625
West Pharmaceutical Services	1,546,955	93,158
		1,664,657
Health Care Providers & Services 3.2%		
Envision Healthcare Holdings (2)	3,500,000	90,895
Henry Schein (2)	2,000,000	316,380
MEDNAX (2)	3,500,000	250,810
Universal Health Services	1,000,000	119,490
		777,575
Health Care Technology 0.8%		
IMS Health Holdings (2)	4,750,000	120,983

Veeva Systems, Class A (2)	3,000,000	86,550
		207,533
Life Sciences Tools & Services 2.9%		
Agilent Technologies	7,000,000	292,670
Bruker (2)(3)	9,400,000	228,138
Illumina (2)	562,800	108,027
Mettler-Toledo International (2)	225,000	76,304
		705,139
Pharmaceuticals 1.0%		
Catalent (2)(3)	6,500,000	162,695
Mallinckrodt (2)	1,200,000	89,556
		252,251
Total Health Care		4,591,495
INDUSTRIALS & BUSINESS SERVICES 18.9%		
Aerospace & Defense 2.1%		
DigitalGlobe (2)(3)	5,500,000	86,130
Textron	10,000,000	420,100
		506,230
Building Products 1.0%		
Allegion	3,750,000	247,200
		247,200
Commercial Services & Supplies 2.6%		
IHS (2)	3,000,000	355,290
KAR Auction Services	1,500,000	55,545
Waste Connections	4,000,000	225,280
		636,115
Electrical Equipment 2.9%		
Acuity Brands	850,000	198,730

INFORMATION TECHNOLOGY 18.5%

Communications Equipment 0.7%

Juniper Networks	883,954	24,397
Lumentum Holdings (2)	1,500,000	33,030
Palo Alto Networks (2)	500,000	88,070
Viavi Solutions (2)	3,750,000	22,838
		168,335

Electronic Equipment, Instruments & Components 1.8%

Cognex	1,500,000	50,655
FEI (3)	2,100,000	167,559
Keysight Technologies (2)	7,550,000	213,891
		432,105

Internet Software & Services 3.7%

Akamai Technologies (2)	4,500,000	236,835
Dropbox, Class B, Acquisition Date: 5/1/12 Cost $3,992 (2)(4)(5)	441,181	4,147
GrubHub (2)	800,000	19,360
LinkedIn (2)	250,000	56,270
Match, Class A (2)(3)	2,440,500	33,069
VeriSign (2)	5,000,000	436,800
Zillow (2)	2,000,000	52,080
Zillow, Class C (2)	3,000,000	70,440
		909,001

IT Services 6.4%

CoreLogic (2)(3)	5,000,000	169,300
Fidelity National Information	2,500,000	151,500
Fiserv (2)	6,500,000	594,490
Gartner (2)	1,900,000	172,330
Global Payments	4,000,000	258,040
Vantiv, Class A (2)	5,000,000	237,100
		1,582,760

Semiconductor & Semiconductor Equipment 2.2%		
Atmel	16,924,200	145,717
Microchip Technology	6,000,000	279,240
Xilinx	2,750,000	129,168
		554,125
Software 3.7%		
Atlassian, Class A (2)(3)	1,098,200	33,034
Atlassian, Lock-Up Shares, Class A, Acquisition Date: 4/9/14 Cost $46,849 (2)(3)(4)	2,928,053	83,672
Fortinet (2)	2,000,000	62,340
Guidewire Software (2)	350,000	21,056
Mobileye (2)	1,850,000	78,218
NetSuite (2)	650,000	55,003
Red Hat (2)	4,250,000	351,942
ServiceNow (2)	500,000	43,280
Splunk (2)	750,000	44,108
SS&C Technologies Holdings	2,000,000	136,540
		909,193
Total Information Technology		4,555,519
MATERIALS 4.9%		
Chemicals 2.6%		
Air Products & Chemicals	1,500,000	195,165
Ashland	1,175,000	120,673
Celanese, Series A	2,250,000	151,492
RPM	4,000,000	176,240
		643,570
Construction Materials 0.7%		
Martin Marietta Materials	1,250,000	170,725
		170,725

INFORMATION TECHNOLOGY 0.2%

Internet Software & Services 0.2%

Dropbox, Series A, Acquisition Date: 5/1/12 Cost $5,263 (2)(4)(5)	581,600	5,468
Dropbox, Series A-1, Acquisition Date: 5/1/12 Cost $26,098 (2)(4)(5)	2,884,077	27,113
LivingSocial, Series E, Acquisition Date: 4/1/11 Cost $52,158 (2)(4)(5)	9,229,900	–
Total Information Technology		32,581
Total Convertible Preferred Stocks (Cost $121,101)		106,814

SHORT-TERM INVESTMENTS 5.5%

Money Market Funds 5.5%

T. Rowe Price Government Reserve Investment Fund, 0.18% (3)(6)	1,352,229,368	1,352,230
Total Short-Term Investments (Cost $1,352,230)		1,352,230

SECURITIES LENDING COLLATERAL 0.0%

Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 0.0%

Short-Term Funds 0.0%

T. Rowe Price Short-Term Reserve Fund, 0.32% (3)(6)	414,483	4,145
Total Investments through Securities Lending Program with State Street Bank and Trust Company		4,145
Total Securities Lending Collateral (Cost $4,145)		4,145
Total Investments in Securities 100.4% of Net Assets (Cost $16,933,779)		$ 24,660,610

‡ Shares are denominated in U.S. dollars unless otherwise noted.

(1) All or a portion of this security is on loan at December 31, 2015 -- total value of such securities at period-end amounts to $4,019. See Note 3.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $16,933,779)	$ 24,660,610
Receivable for shares sold	88,139
Dividends receivable	6,397
Other assets	174
Total assets	24,755,320
Liabilities	
Payable for shares redeemed	155,741
Investment management fees payable	13,052
Payable for investment securities purchased	8,088
Obligation to return securities lending collateral	4,145
Due to affiliates	1,221
Other liabilities	2,819
Total liabilities	185,066
NET ASSETS	**$ 24,570,254**
Net Assets Consist of:	
Accumulated undistributed net realized gain	$ 63,723
Net unrealized gain	7,726,831
Paid-in capital applicable to 335,699,741 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	16,779,700
NET ASSETS	**$ 24,570,254**
NET ASSET VALUE PER SHARE	
Investor Class ($22,833,642,551 / 311,420,291 shares outstanding)	**$ 73.32**
Advisor Class ($1,175,136,206 / 16,456,387 shares outstanding)	**$ 71.41**
R Class ($232,893,740 / 3,341,116 shares outstanding)	**$ 69.71**
I Class ($328,581,548 / 4,481,947 shares outstanding)	**$ 73.31**

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/15	12/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment loss	$ (28,181)	$ (46,091)
Net realized gain	2,828,689	2,844,739
Change in net unrealized gain / loss	(1,228,435)	139,465
Increase in net assets from operations	1,572,073	2,938,113
Distributions to shareholders		
Net realized gain		
Investor Class	(2,005,749)	(1,884,511)
Advisor Class	(105,723)	(94,500)
R Class	(20,672)	(20,111)
I Class	(18,930)	–
Decrease in net assets from distributions	(2,151,074)	(1,999,122)
Capital share transactions*		
Shares sold		
Investor Class	3,151,760	2,961,881
Advisor Class	294,963	294,487
R Class	42,408	39,569
I Class	336,953	–
Distributions reinvested		
Investor Class	1,877,882	1,775,497
Advisor Class	103,305	92,384
R Class	20,671	20,111
I Class	16,181	–
Shares redeemed		
Investor Class	(4,352,177)	(4,634,581)
Advisor Class	(345,296)	(502,665)
R Class	(81,996)	(108,129)
I Class	(5,215)	–
Increase (decrease) in net assets from capital share transactions	1,059,439	(61,446)
Net Assets		
Increase during period	480,438	877,545
Beginning of period	24,089,816	23,212,271
End of period	**$ 24,570,254**	**$ 24,089,816**
Undistributed net investment income	–	–

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Mid-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. The fund has four classes of shares: the Mid-Cap Growth Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1992; the Mid-Cap Growth Fund–Advisor Class (Advisor Class), offered since March 31, 2000; the Mid-Cap Growth Fund–R Class (R Class), offered since September 30, 2002; and the Mid-Cap Growth Fund–I Class (I Class), offered since August 28, 2015. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $343,000 for the year ended December 31, 2015.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2015, the fund realized $380,641,000 of net gain on $750,138,000 of in-kind redemptions.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2015:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2015, totaled $8,775,000 for the year ended December 31, 2015. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the year, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2015, the value of loaned securities was $4,019,000; the value of cash collateral and related investments was $4,145,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $6,526,462,000 and $8,159,010,000, respectively, for the year ended December 31, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. For the year ended December 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2015 and December 31, 2014, were characterized for tax purposes as follows:

At December 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.35% of the fund’s average daily net assets up to $15 billion and 0.30% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2015, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2015, expenses incurred pursuant to these service agreements were $107,000 for Price Associates; $3,260,000 for T. Rowe Price Services, Inc.; and $8,490,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2015, the fund was charged $188,000 for shareholder servicing costs related to the college savings plans, of which $158,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2015, less than 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2015, the fund was allocated $115,000 of Spectrum Funds’ expenses and $5,868,000 of Retirement Funds’ expenses. Of these amounts, $2,427,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2015, less than 1% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 14% were held by the Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund; however, no Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2015, approximately 2% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 3,134 shares of the I Class, aggregating less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Mid-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Mid-Cap Growth Fund, Inc. (the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2016

Tax Information (Unaudited) for the Tax Year Ended 12/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$101,907,000 from short-term capital gains,
●	$2,408,204,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $91,357,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $91,357,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[181]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Advisory Board Member, Deutsche Bank
[181]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties
2013	(2009 to present); Chairman of the Board (2005 to present) and
[181]	Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2012	telecommunications companies (2008 to 2011); Advisory Board
[181]	Member, Pipeline Crisis/Winning Strategies, a collaborative
working to improve opportunities for young African Americans
(1997 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[181]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[181]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisers (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[181]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[181]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[181]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[127]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Mid-Cap Growth Fund	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Ira W. Carnahan, CFA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Joseph P. Fath, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Dominic Janssens (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Robert J. Marcotte (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Chief Legal Officer, Vice President, and
Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

David L. Rowlett, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Justin P. White (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,158,000 and $2,283,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Growth Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 17, 2016